Filed Pursuant to Rule 485(a)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

As filed with the Securities and Exchange Commission on April 29, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 4	[ X ]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 5	[ X ]

(Check appropriate box or boxes.)

The Blue Fund Group
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(Exact name of Registrant as Specified in Charter)

888 16th Street NW, Suite 800
Washington, DC 20006
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(Address of Principal Executive Office)

202-265-1320
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(Registrant’s Telephone Number, including Area Code)

Jeffrey A. Clopeck, Esq.
Day Pitney LLP
One International Place
Boston, Massachusetts 02110
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(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

(  )         Immediately upon filing pursuant to paragraph (b)
(  )         On (date) pursuant to paragraph (b)
(x )         60 days after filing pursuant to paragraph (a)(1)
(  )         On (date) pursuant to paragraph (a)(1)
(  )          75 days after filing pursuant to paragraph (a)(2)
(  )         On (date) pursuant to paragraph (a)(2) of Rule 485

Invested in meaningful change

PROSPECTUS

THE BLUE FUND GROUP

THE BLUE FUND
 Prospectus dated April 29, 2008

This prospectus offers shares of The Blue Fund, formerly known as The Blue Large Cap Fund, a diversified, open-end, no-load domestic equity mutual fund. The Blue Fund is a separate series of The Blue Fund Group (the “Trust”).  The Blue Fund invests in a diversified portfolio of the domestic equity securities of “blue” companies, selected in accordance with the Investment Adviser’s proprietary Blue Index, formerly known as The Blue Large Cap Index. The Blue Index is a market-cap weighted portfolio of all companies in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®) that both “act blue” and “give blue.”  That is to say, the companies in the Blue Index both (1) engage in business practices consistent with progressive values, which we define to include environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates.   Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or party organizations.  The progressive values are explained in more detail in the section entitled “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” beginning on page 6.

The Blue Fund invests in blue companies in the S&P 500® in proportion to their weighting in the S&P 500®, subject to requirements regarding concentration of assets of diversified funds. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The companies included in the S&P 500® comprise over 70% of the total market value of all stocks traded in the United States. Each company’s stock is weighted by its market value relative to the total market value of all securities in the S&P 500®. As of January  31, 2008, the market capitalizations of companies in the S&P 500® Index ranged from $710 million to $512 billion.  At least 80% of the securities held by The Blue Fund will be in companies with market capitalizations in excess of $5 billion.

Blue Investment Management, LLC is the Investment Adviser for the Funds.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Blue Fund. The Blue Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s, and Standard and Poor’s makes no representation regarding the advisability of investing in The Blue Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

The Blue Fund Group
888 16th Street NW
Suite 800
Washington, DC  20006
202-265-1320

The date of this prospectus is April 29, 2008

THE BLUE FUND

Ticker Symbol:  BLUFX

Investment Objective

Seeks to match the performance of The Blue Index.

Principal Investment Strategies

The Blue Fund is a diversified, open-end, no-load, domestic equity mutual fund. By investing in The Blue Fund, individuals and institutions can put their capital to work for a progressive America. We define “progressive” herein to include values such as environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad.  These values are more fully described beginning on page 6 under the section entitled “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings.”  Building on the tradition of socially responsible investment, The Blue Fund is, to our knowledge, the first politically focused fund.

The Blue Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with our Investment Adviser’s Blue Index. Blue Investment Management, LLC, our Investment Adviser, created the “Blue Index,” - a market-cap weighted index of all companies in the S&P 500® that both “act blue” and “give blue.” The Blue Index is a diversified benchmark constructed to measure the performance of blue companies in the S&P 500.  The Blue Fund invests in the equity securities of companies in the S&P 500® that support the progressive cause both (1) by engaging in business practices consistent with progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) by giving the majority of their political contributions to Democratic candidates.  Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations. All companies included in the S&P 500® that both “act blue” and “give blue” are included in the Blue Index. No companies not in the S&P 500® are included in the Blue Index. Companies are represented in the Blue Index in proportion to their relative market capitalization, subject to regulatory caps on the concentration of securities of any one issuer owned by a diversified fund. The Investment Adviser does not evaluate the blue companies based on their stock performance or other financial factors.

As of January  31, 2008, the market capitalizations of companies in the S&P 500® Index ranged from $710 million to $512 billion.  At least 80% of the securities held by The Blue Fund will be in companies with market capitalizations in excess of $5 billion.

The Blue Index currently consists of approximately 75 companies out of the S&P 500® companies. The Blue Fund normally invests at least 95% of its total assets in common stock of blue companies included in the S&P 500®. By investing in these approximately 75 blue companies, The Blue Fund currently invests broadly across the geographic regions of the United States and across business sectors. The Blue Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five percent of the value of the total assets of The Blue Fund or more than ten percent of the outstanding voting securities of such issuer. Standard & Poor’s Index Solutions will adjust the weighting given to companies in the Blue Index to ensure that The Blue Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Index may not match the relative weighting in the S&P 500®.

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Principal Investment Risks

You May Lose Some or all Your Money

An investment in The Blue Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell The Blue Fund’s shares, they may be worth less than what you paid for them because the value of The Blue Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which The Blue Fund invests on a day-to-day basis. You should consider your own investment goals, time horizon, and risk tolerance before investing in The Blue Fund.

The Fund May Not Perform as Well as Non-Politically Focused Funds

The Blue Fund, in supporting progressive values and investing in blue companies, has another goal in addition to economic success. This social policy could cause The Blue Fund to underperform other index funds that do not have a social policy. Among the reasons for this are:

•	stocks that do not meet the criteria of the Blue Index could outperform those that do
•	economic or political changes could make certain companies less attractive for investment
•	the social policies of The Blue Fund could cause The Blue Fund to sell or avoid stocks that subsequently perform well.

Investing in Common Stocks is Risky

The Blue Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all. In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of The Blue Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may decrease more than the stock markets in general.

Because The Blue Fund will invest in all S&P 500® companies that “act blue” and “give blue,” the Fund may invest up to 20% of its assets in midsize cap and smaller capitalized companies (defined as companies that have a market capitalization under $5 billion).

Midsize company risk. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

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Smaller company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund Will Continue to Invest in Companies in the Blue Index Regardless of Performance

The Blue Fund uses an indexing strategy - the Blue Index - in selecting the equity securities comprising The Blue Fund’s portfolio. The Fund will continue to invest in the Blue Index, regardless of how the Blue Index is performing. The Fund will not shift its investments in order to defend against a falling or stagnant stock or stock market. If the Blue Index is more heavily weighted in a single industry or sector, the Fund will be similarly invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another investment partnership or fund whose investments are not restricted to securities in the Blue Index. Also, the Fund’s ability to match the performance of the Blue Index may be affected by a number of factors, including without limitation the Fund’s operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund’s holdings and those in the Blue Index.

High Portfolio Turnover May Lower Performance, Increase Costs and Negative Tax Consequences

The Blue Fund may sell portfolio securities without regard to the length of time they have been held if such companies no longer meet the criteria to be included in the Blue Index. Additionally, the Fund will sell portfolio securities if a company is no longer included in the S&P 500®. High portfolio turnover rates may lower performance due to increased costs and may also result in the realization of capital gains, resulting in negative tax consequences to shareholders.

The Fund May Inadvertently Invest in a Non-Blue Company

Because The Blue Fund may not become immediately aware of changes in a company’s management, political contributions or values, the Fund may continue to hold a security of a company that no longer meets the requirements to be included in the Blue Index for a period of time, up to a maximum of 90 days, before the Blue Index is updated.

The Investment Adviser’s Limited History May Increase the Risk of Investing in the Fund

The Blue Fund’s Investment Adviser was organized in Delaware on February 7, 2006, and has a limited operating history upon which prospective investors in the Fund can evaluate its likely performance, which may result in additional risk to the Fund. Similarly, the Fund first began offering shares in October 2006 and has a limited investment track record.

The Fund is Dependent on the Services of its Portfolio Manager

If the Portfolio Manager were to become unable to participate in the management of the Fund and the Investment Adviser, the consequences to the Fund could be material and adverse.

Conflicts of Interest

The Investment Adviser will be subject to a variety of conflicts of interest in making investments on behalf of the Fund. The Statement of Additional Information provides additional information about the Investment Adviser's other activities.

Past Performance History

Annual Total Returns. The bar chart below presents The Blue Fund’s calendar year total return before taxes.

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The bar chart is intended to provide some indication of the risk of investing in The Blue Fund.  The return shown includes the reinvestment of dividends and distributions.  As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

5%

4%

3%
2.36%
2%

1%

2007

For the periods shown in the bar chart: Best quarter: second quarter 2007, 3.70% Worst quarter: fourth quarter 2007, -1.86%

(1)The bar chart reflects the reimbursement of certain expenses of The Blue Fund by its investment adviser in 2007.  If this reimbursement were not reflected in the bar chart, the total return for 2007 would have been lower.

Average Annual Total Return.  The performance table below presents The Blue Fund’s average annual total returns.  The performance table below is intended to provide some indication of the risks of investment in The Blue Fund by showing how The Blue Fund’s average annual total returns compare with a broad-based securities market index.  As The Blue Fund commenced operations in October 2006, it is not able to show market performance for a longer period of time.  The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements.  If these arrangements had not been in effect, the total return would have been lower.  Returns are shown before taxes, after taxes on distributions and after taxes on distributions and sale of shares.  After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes.  Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (like 401(k) plans and individual retirement accounts).  As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Period Ended December 31, 2007
* Inception Since Date 1 Year Inception* October 17, 2006
Return Before Taxes	2.36% 5.57%
Return After Taxes on Distributions	2.22% 5.30%
Return After Taxes on Distributions and Sale of Fund Shares	2.09% 4.52%
S&P 500 Index [1]	5.49% 8.36%

1 The S&P 500 Index is an unmanaged index of large capitalization common stocks.  Unlike The Blue Fund, the S&P 500 Index is not an investment, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

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Fees and Expenses of The Blue Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of The Blue Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee/Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees (1)	1.00%
Distribution and/or Service (12b-1) Fees (2)	0.25%
Other Expenses (3)	39.94%
Total Annual Fund Operating Expenses	41.19%
Fee Waiver and Expense Limitation (4)	39.69%
Net Annual Fund Operating Expenses	1.50%

1. Management fees are paid for investment advisory and portfolio management services to The Blue Fund as provided under a written investment advisory agreement between the Trust and the Fund’s Investment Adviser, Blue Investment Management, LLC.

2. 12b-1 fees are ongoing fees charged to The Blue Fund for the purpose of paying for qualifying shareholders servicing and/or distribution activities. You should be aware that if you hold your shares for a substantial period of time after purchase, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

3. Other Expenses include fees paid to the Trust’s custodian, transfer agent, administrator, accountants, lawyers and other service providers.

4.  The Investment Adviser has agreed, in a separate Fee Waiver and Expense Limitation Agreement, to waive a portion of its fee for the first five years of operations of The Blue Fund and to reimburse The Blue Fund for certain expenses to the extent necessary to cap overall expenses of The Blue Fund at 1.50%. Under certain circumstances, the Investment Adviser will be reimbursed for expenses paid by the Investment Adviser in prior years.  Thereafter, the agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Trust.  See discussion under “The Investment Adviser” beginning on page 9.

Example

This Example is intended to help you compare the cost of investing in The Blue Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Blue Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that The Blue Fund’s operating expenses remain the same and that the contractual fee waiver and expense limitation agreement will remain in effect. Although your actual costs may be higher or lower, based on these

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assumptions your costs would be:

One Year	$ 153
Three Years	$ 474
Five Years	$ 818
Ten Years	$1,791

Since The Blue Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings of the Fund

The Blue Fund's investment objective is to match the performance of the Blue Index. This investment objective is not a fundamental policy of the Fund and may be changed without shareholder approval.

The Fund offers individuals and institutions a way to put their capital to work for a progressive America. The Fund invests only in companies whose business practices are consistent with core progressive values, which we define to include environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. In addition, we invest only in companies that are net contributors to the Democratic Party.

Socially responsible investment has grown dramatically since the establishment of the first socially screened funds in the US three decades ago. Assets in US socially responsible mutual funds have risen by nearly 30% annually over the last decade, far outpacing the 9% growth rate of US investment assets taken as a whole.2   Today, the conscientious investor can choose among mutual funds focused on environmental sustainability, human rights, community involvement, corporate accountability, as well as niche funds focused on market segments defined by geography, religion or other social issues. Over this period, socially responsible investment companies have demonstrated that socially screened portfolios can generate returns similar to those of major indexes.3 Even more importantly, these funds have demonstrated that socially responsible investment works: more that two-thirds of all CEOs in a 2003 global survey agreed that corporate social responsibility is vital to the profitability of any company, a percentage that has risen dramatically in the last decade.4

And yet, the Democratic investor with a political conscience has until now had no opportunity to put investment dollars to work in a politically focused way. Despite the success of socially responsible investment, little effort has been made to publicize or influence corporate political behavior, which too often runs counter to progressive, democratic ideals. Indeed, Republican success has been partly attributable to the influence of large corporations, a largely invisible base of support which collectively contributed hundreds of  millions of dollars to Republican campaigns over the last four election cycles - more than twice the amount contributed to Democratic campaigns.5  Companies that, together with their top three senior executives, have given at least 50% of their political contributions over the last four election cycles to Republican candidates and Republican political action committees, include Tyco (95%), Exxon (94%), Halliburton (94%), Wendy’s (92%), Dell (91%), Circuit City (90%), Kroger (90%), Safeco (89%), Hershey’s (87%), Goodyear (85%).

1 2005 Report on Socially Responsible Investing Trends in the United States.

2 A Halo for Angel Investors:  A Portfolio of Investments in Socially Responsible Companies Can Generate Returns Similar to those of the S&P 500; McKinsey Quarterly, 2004 Number 1

3 Price Waterhouse Coopers Global CEO Survey, 2003

4 OpenSecrets.org

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Investing in the Fund is a vote in favor of those companies that both “give blue” and “act blue” - companies, that is, that support the progressive cause by (1) making political contributions that consistently favor Democratic candidates and (2) engaging in business practices consistent with progressive values. All companies in the S&P 500® that pass both of these screens are included in a proprietary portfolio called the Blue Index, owned and maintained by the Fund’s Investment Adviser. This index is then calculated by the Investment Adviser to ensure that the portfolio is market-cap weighted to the extent possible, consistent with The Blue Fund’s status as a diversified fund.

The Blue Index portfolio includes companies in nearly all major sectors of the economy, including financials, technology, consumer services, consumer goods, industrials, basic materials, utilities, telecoms, and healthcare.

The Blue Investment Management, LLC research team has uncovered all of the S&P 500® companies that both “give blue” and “act blue.” All such companies are included in the Blue Indices.

To evaluate whether a company in the S&P 500® “gives blue,” the research team at Blue Investment Management, LLC monitors all political contributions made to candidates and political action committees or Party organizations by the top three senior executive officers affiliated with the S&P 500® company and by the S&P 500® company itself to political action committees or Party organizations.  Only those companies that have given, together with their top three senior executive officers, the majority of their political contributions to Democratic candidates and Democratic political action committees over the current and the preceding four election cycles are selected for a Blue Index. The research team at Blue Investment Management, LLC determines the top three senior executive officers at a company based in part on information supplied by Hoover’s, Inc. Blue Investment Management, LLC, is continually updating its database of political contributions, and refreshes the Blue Index at least once per quarter. Additionally, the Investment Adviser confirms no less often than quarterly that there have been no recent changes in the senior executive officers of the companies included in the Blue Index. Whenever the Investment Adviser becomes aware of a change in senior executive officers at a company included in a Blue Index, the research team at Blue Investment Management, LLC researches the political contributions by any new officers and determines whether the company continues to “give blue.” The Investment Adviser also continually checks companies that are added to the S&P 500® to determine whether they should be added to the appropriate Blue Index. Pursuant to the Investment Adviser’s arrangement with Standard & Poor’s Index Solutions, the Investment Adviser is notified whenever a company is added or dropped from the S&P 500®. The research team at the Investment Adviser then evaluates any newly-added companies and determines whether such company is a blue company and as such should be added to the Blue Index. Companies that are dropped from the S&P 500® are removed from the Blue Index as quickly as possible, usually within one week of when the Investment Adviser is notified by Standard & Poor’s or determines independently that the company is no longer included in the S&P 500®.

To determine whether an S&P 500® company that “gives blue” also “acts blue,” that is to say, whether its business practices are consistent with the core progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, Blue Investment Management, LLC, has entered into a licensing agreement with KLD Research & Analytics, Inc. (“KLD”), an independent investment research firm that evaluates corporate business practices with respect to these criteria.

With respect to the business practices we evaluate, we define environmental sustainability as the absence of  the following concerns:
•	Substantial production of agricultural chemicals, including pesticides;
•	Derivation of substantial revenues (direct or indirect) from the sale of coal or oil and its derivative fuel products;
•	Substantial liabilities for hazardous waste, or recent payment of significant fines or civil penalties for waste management violations;
•	Production of ozone depleting chemicals such as HCFCs, methyl chloroform, methylene chloride, or bromines;
•	Recent payment of substantial fines or civil penalties for, or a pattern of concerns regarding, violations of air, water, or other environmental regulations;

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•	Notably high emissions of toxic chemicals into the air or water from individual plants; and
•	Involvement in an environmental concern not specifically covered by the above.

With respect to the business practices we evaluate, we define responsible corporate governance as the absence of the following concerns:
•	Disproportionately high levels of compensation for a CEO or Board member;
•	Ownership (>20%) of another firm that has a negative environmental, social, or governance record;
•
Involvement in concerns on public policy issues and/or a poor record of transparence and accountability concerning its political involvement in state or federal-level U.S. politics or non-U.S. politics;

•	Weak reporting on a wide range of social and environmental performance measures;
•	Involvement in accounting-related concerns; and
•	Involvement in a corporate governance concern not specifically covered by the above.

With respect to the business practices we evaluate, we define positive community participation as the absence of  the following concerns:
•	Recent involvement in major tax disputes involving Federal, state, local or non-U.S. government authorities, or involvement in controversies over tax obligations to the community;
•	Actions resulting in major concerns concerning the quality of life, tax base, or property values in the community;
•	Controversial lending or investment practices; and
•	Involvement in a community-related concern not specifically covered by the above.

With respect to the business practices we evaluate, we define avoidance of harmful products and business practices as the absence of the following concerns:
•	Involvement in a major marketing or contracting controversy or payment of substantial fines or civil penalties relating to advertising practices, consumer fraud, or government contracting;
•	Payment of substantial fines or civil penalties, or other involvement in a major controversy or regulator action, relating to the safety of its products and services;
•
Recent payment of substantial fines or civil penalties for antitrust violations such as price fixing, collusion, or predatory pricing, or involvement  in major controversies or regulatory actions related to antitrust allegations; and

•	Involvement in a human rights concern not specifically covered by the above.

The Funds avoid investing in any company that:
•	Manufactures tobacco products, including cigarettes, cigars, pipe tobacco, and smokeless tobacco products;
•	Licenses its company name or brand name to tobacco products;
•	Derives 15% or more of total revenues from the production and supply of raw materials and other products necessary for the production of tobacco products;
•	Derives 15% or more of total revenues from the distribution (wholesale or retail) or tobacco products; and
•	Owns more than 20% or another company with tobacco involvement.
•	Is engaged in the production of small arms ammunition or firearms including: pistols, revolvers, rifles, shotguns, or sub-machine guns;
•	Derives 15% or more of total revenues from the distribution (wholesale or retail) of firearms and small arms ammunition; and
•	Owns more than 20% of another company with firearms involvement.

With respect to the business practices we evaluate, we define fair treatment of employees as absence of the following concerns:
•	A history of poor union relations;

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•	Payment of substantial fines or civil penalties for willful violations of employee health and safety standards, or involvement in other major health and safety controversies;
•	A substantially under-funded defined benefit pension plan or otherwise inadequate retirement benefits program;
•	Recent significant workforce reductions; and
•	Involvement in an employee relations concern not specifically covered by the above.

With respect to the business practices we evaluate, we define diversity in leadership and the workplace as the absence of the following concerns:
•	Payment of substantial fines or civil penalties as a result of diversity-related concern or involvement in other major diversity-related concerns;
•	A complete lack of women or minorities on its Board of Directors or senior line of executives; and
•	Involvement in a diversity concern not specifically covered by the above.

With respect to the business practices we evaluate, we define respect for human rights as the absence of the following concerns:
•	Major recent concerns related to supply chain labor standards;
•	Serious controversies with indigenous peoples (either in or outside of the U.S.) that indicate lack of respect for their sovereignty, land, culture, human rights and/or intellectual property;
•	Operations in or direct sourcing from Burma; and
•	Involvement in a human rights concern not specifically covered by the above.

Researchers at KLD determine whether a company’s action or behavior constitutes a concern with respect to any of the core progressive values enumerated above.  Companies that have three or more concerns with respect to any of the core progressive values defined above will fail the social screen for that value and will be excluded from the applicable index.  Pursuant to the arrangement with KLD, the Investment Adviser has discretion over what screens are used, and what criteria underlie each screen; however, KLD, and not the Investment Adviser, determines whether any specific corporate action rises to the level of a concern.  Which screens are used to determine whether a company “acts blue” may be modified or enhanced from time to time by the Investment Adviser.

The Fund’s investment program entails substantial risks. Since market risks are inherent in all securities investments to varying degrees, there can be no assurance that the investment objectives of the Fund will be achieved. (See “Principal Investment Risks” beginning on page 2 for The Blue Fund above.)

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.  Disclosure regarding the portfolio securities held by the Fund may be made on the Trust’s or the Fund’s website at any time, including earlier than such information would be publicly available in the Fund’s Annual Report and Semi-Annual Report to Shareholders or the quarterly holdings reports on Form N-Q.

The Investment Adviser

Blue Investment Management, LLC (the “Investment Adviser”), 888 16th Street NW, Suite 800, Washington, DC 20006, serves as investment adviser to the Fund under a written agreement with the Trust. The Fund’s initial shareholder approved the agreement shortly before the Fund commenced operations. The Investment Adviser is a Delaware limited liability company doing business, and registered with the Securities and Exchange Commission (“SEC”), as an investment adviser.

The Investment Adviser is responsible for the overall investment operations of the Fund; it provides investment advisory services to the Fund and is primarily responsible to the Board for the conduct of the Fund’s investment activities. The Investment Adviser will prepare quarterly reports to the Board concerning the investment activities of the Fund (or more frequently if the Board requires). The Investment Adviser is responsible for ensuring that the Fund is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

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For its services to The Blue Fund, the Investment Adviser receives an investment advisory fee from The Blue Fund at the annual rate of 1.00% of The Blue Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of its fee for the first five years of operations of The Blue Fund to the extent necessary to cap overall expenses of The Blue Fund at 1.50%. The Blue Fund has agreed to reimburse the Investment Adviser for Fund operational expenses paid by the Investment Adviser on behalf of the Fund.  Such reimbursement shall be made only after payment by the Fund of current ordinary operating expenses and only within three years of the month the initial waiver or reimbursement took place.  A discussion regarding the factors and considerations of the Board of Trustees in approving the Investment Management Agreement with the Investment Adviser can be found in the Fund’s annual or semi-annual report to shareholders and in the Funds’ Statement of Additional Information.

The Investment Adviser has a limited operating history. Although some of the members of the Investment Adviser have had experience in the money management field, the portfolio manager has not had primary responsibility for investing client funds. Accordingly, the Investment Adviser’s lack of direct management experience may result in additional risks to the Fund’s shareholders. The Investment Adviser will utilize the Blue Index to select securities and will rely upon the criteria discussed starting at page 6. The Investment Adviser will rely on analysis performed by its own analysts and data provided by KLD.

The Portfolio Manager

Daniel de Faro Adamson (the “Portfolio Manager”) is the Secretary of the Trust and the co-Founder of the Investment Adviser.  He has been associated with the Investment Adviser since its inception in early 2006. Mr. Adamson is also currently a Senior Vice President at Lehman Brothers.  For the three years prior to joining the Investment Adviser, Mr. Adamson was an Engagement Manager in the financial services and technology groups at McKinsey & Company, the strategic consulting firm. Prior to McKinsey, for a period of more than one year, Mr. Adamson was a Senior Associate at Trireme Partners, a boutique New York private equity fund focused on technology investments, and prior to that, Mr. Adamson spent one year working at the Yale University Investments Office, which manages the University endowment. Mr. Adamson received a J.D. from the Yale Law School and an M. Phil. in Politics from Oxford University, where he studied as a Marshall Scholar. He graduated summa cum laude and Phi Beta Kappa from Yale University with a BA in Ethics, Politics, and Economics.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Manager’s compensation, the Portfolio Manager’s ownership of securities in the Fund and information regarding other accounts managed by the Portfolio Manager.

HOW TO BUY AND SELL SHARES

How Shares are Priced Each Day

Shares of the Fund are offered at the share’s next calculated net asset value (“NAV”) after the order is placed. The Fund’s per share NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value =	Total Net Assets - Liabilities
-------------------------------
Number of Shares Outstanding

The Fund’s NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of the Fund’s shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Citi Fund Services Ohio, Inc. (the “Transfer Agent”). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV. The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Investment Adviser, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine market value. In general, securities for which market quotations are not readily available include a security that is deemed “illiquid”, such as restricted securities that are not eligible for resale pursuant to Rule 144A, repurchase agreements or time deposits maturing in more than seven

10

days, as well as other thinly traded securities, or securities whose primary trading market does not open for an entire trading day, securities whose value has been materially affected by a significant event, securities whose trading has been suspended, whose price has become stale, or for which there is no currently available accurate price. The Fund will use fair value pricing with respect to foreign securities when the closing price of such security on the foreign exchange or other principal market on which it is traded is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of the NAV calculations. An example of such an event is a movement in the U.S. equity markets. Fair value pricing involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security and this could negatively affect the Fund’s NAV.

How To Invest

You may purchase and sell shares in the Fund directly, or through a financial intermediary such as a broker or investment adviser or other organization that provides record keeping and/or consulting services. If you invest in the fund through a financial intermediary, the financial intermediary may charge you a fee for this service. Additionally, your financial intermediary may be the shareholder of record for your shares. The Fund is not responsible for the obligations of the financial intermediary to you.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler's checks or money orders will be accepted.  Additionally, bank starter checks are not allowed for the initial purchase into the Fund.  A ten dollar ($10.00) fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

The Fund’s shares may not be qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. You should inquire as to whether shares of the Fund are available for offer and sale in your state of residence before sending money.

Minimum Investments

The minimum initial investment in the Fund is $5,000, and the minimum for the subsequent investment is $250.

The minimum initial investment for an Individual Retirement Account (an “IRA”) in the Fund is $2,500, and the minimum for the subsequent investment by an IRA is $100.

How to Open and Add To Your Account

You can invest in the Fund by mail, wire transfer, and through participating financial services professionals. You must first open an account with the Fund. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-877-490-2583.

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Purchasing Shares By Mail

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Fund, and mail the form and check to:

via U.S. mail to:

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

To make subsequent purchases, use the investment slip attached to your account statement or include the Fund name, amount to be invested, account name and account number on a piece of paper and mail it with your check to the address above.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, take the following steps:

1. Call 1-877-490-2583 to inform us that a wire is being sent.

2. Obtain an account number from the Transfer Agent.

3. Fill out, fax (614)-428-3390, then mail the Account Application to the Transfer Agent.

4. Ask your bank to wire funds in accordance with the wire instructions you receive from the Transfer Agent.

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new account for the Fund.

To make subsequent purchases by wire, ask your bank to wire the Fund using the instructions received from the Transfer Agent, and be sure to include your account number and the name of the Fund on the wire transfer instructions. Please note that your bank may charge a fee for the such wire.

If you purchase shares of the Fund by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

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Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan. The plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in the Fund’s shares. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-877-490-2583.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent at 1-877-490-2583 for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase shares of the Fund by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

Miscellaneous Purchase Information

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union and reference the Fund. The Transfer Agent will charge a $10.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for shares of the Fund through a securities broker, and you place your order in with that broker in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent in accordance with applicable transmission regulations or contractual restrictions. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders received in such manner will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the

13

shareholder’s social security number or other taxpayer identification number, the company will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, which includes mutual funds, to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account with the funds, we will ask for your name, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. If you fail to provide us with requested information, we may be unable to open your account, or may have to close your recently opened account, or restrict activity in your account until the requested information is provided.

Selling (Redeeming) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares by mail, by telephone, by wire or through automatic withdrawals.

By Mail

Redemption requests should reference the applicable Fund and be mailed via U.S. mail to:

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1. Your account number;

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3. The signatures of all account owners exactly as they are registered on the account;

4. Any required medallion signature guarantees; and

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. The Fund has not reserved the right to redeem in kind. Please note that any requests for redemption from an IRA must be made in writing.

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Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i) if you change the ownership on your account;

(ii) when you want the redemption proceeds sent to a different address than is registered on the account;

(iii) if the proceeds are to be made payable to someone other than the account’s owner(s);

(iv) any redemption transmitted by federal wire transfer to your bank if the banking instructions for wire transfers has been changed; and

(v) if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more in the Fund’s shares from a single shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in “Good Order.”

Medallion signature guarantees are designed to protect both you and the Fund from fraud. To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide medallion signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Fund by calling the Transfer Agent at 1-877-490-2583 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10) for outgoing wires.

Automatic Withdrawals

You may receive automatic payments from your account on a monthly or quarterly basis. In order to be eligible for automatic withdrawals, you must complete the Automatic Withdrawal portion of the Account Application, provide a voided personal check and have an account maintained with an ACH.

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Your account must have a value of $5,000 or more to start withdrawals. The minimum withdrawal is $100.

By Mail

Additionally, if you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then-current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemption At The Option Of The Fund

If the value of the shares in your account with the Fund falls to less than $5,000, the Fund may notify you that, unless your account is increased to an amount exceeding that minimum, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

Dividends and Distributions

Dividends paid by the Fund are derived from the Fund’s net investment income. The Fund intends to distribute net investment income at least annually. The Fund’s net investment income is made up of dividends received from the stocks and other securities (if any) it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund in which you are invested. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check and future distributions in shares of the Fund at its then-current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Frequent Trading Policies

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund’s Board of Trustees discourages frequent purchases and redemptions of the Fund’s shares by:

o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of the Fund’s shares; this includes purchase orders sent through an omnibus account.

The Fund Does Not Accommodate Frequent Purchases and Sales of Fund Shares.

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The right to reject an order applies to any order, including an order placed by a financial services organization. Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, it cannot guarantee that such trading will not occur.

TAX CONSIDERATIONS

The following is a general summary of the federal income tax consequences for the Fund and shareholders who are (i) individuals who are U.S. citizens or residents or (ii) domestic corporations. You should consult your own tax advisor about the tax consequences of investment in the Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, state, local or other applicable tax laws.

The Trust is organized as a Massachusetts business trust and will file an election to be taxed as a corporation for federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will not pay federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities and must file an election to be taxed as a RIC. The Fund must also distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid in cash.

Dividends from investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. “Qualified divided income” distributed by the Fund is taxable as long-term capital gain, under current law. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund. For corporations investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction, provided that certain holding period requirements are met.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

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A sale or redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Distribution Fees

The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund (each, a “12b-1 Plan”). The Fund’s 12b-1 Plan provides for monthly payments to investment dealers or other persons providing services to the Fund, in the form of fees or reimbursements, as compensation for services provided and expenses incurred for purposes of promoting the sale of shares of the Fund, reducing redemptions of shares, or maintaining or improving services provided to shareholders by investment dealers and other persons. Because these fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the 12b-1 Plan, the Fund compensates the Investment Adviser or others for distribution and services expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund’s average daily net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share of the Fund. In the table, “Total Return” represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Report to Shareholders (available without charge, upon request).

THE BLUE FUND

	For the year ended December 31, 2007	For the period ended December 31, 2006(a)
Net Asset Value, Beginning of Period Investment Operations:	$ 10.40	$ 10.00
Net Investment income (loss)	(0.02)	--- (d)
Net realized and unrealized gains (losses) from investments and securities sold short	0.27	0.40
Total from investment operations	0.25	0.40
Distributions
Net realized gains from investments and futures	(0.26)	----
Total Distributions	(0.26)	----
Net Asset Value, End of Period	$ 10.39	$ 10.40
Total Return (b)	2.36%	3.79%*
Ratios/Supplementary Data:
Net Assets at end of period (000)	$ 1,046	$ 484
Ratio of expenses to average net assets after voluntary and contractual waivers and reimbursements (c)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (c)	(0.19%)	0.06%
Ratio of expenses to average net assets before voluntary and contractual waivers and reimbursements (c)	41.19%	104.44%
Portfolio turnover	45%	20%

(a)           Fund commenced operations on October 2, 2006.
(b)           Not annualized for periods less than a year.
(c)           Annualized for periods less than a year.
(d)           Amount less than $0.005.
*	Represents performance beginning on the first day of security trading (October 17, 2006). Total return from commencement of offering of shares was 4.00% for The Blue Fund.

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MISCELLANEOUS INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate indices, including the S&P 500®.

According to the law of Massachusetts under which the Trust is organized, and the Declaration of Trust and by-laws of The Blue Fund Group, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Trust will not hold regular annual shareholder meetings unless required to do so under the Act. Shareholders of the Fund do have the right to call a meeting of shareholders of the Trust for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The names “The Blue Fund” and “Blue Index” are trademarks and trade names of the Investment Adviser and are used by the Trust with the Investment Adviser’s permission. The Trust may use such names indefinitely so long as the Investment Adviser is employed by the Trust. However, the Investment Adviser may withdraw permission to use such names at any time if it ceases to provide services to the Trust and/or the Fund.

FOR MORE INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during the preceding fiscal year.  The Fund intends to make its annual and semiannual reports available without charge, upon request, on the website.

Additional information about the Fund is available in the Fund’s Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated April 23, 2008 has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To receive information concerning the Fund, or to request a copy of the SAI or other documents relating to the Fund, please contact the Fund by calling toll free at 1-877-490-2583 or:

via U.S. mail to:

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The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Trust’s Investment Company Act File No. is 811-21908.

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Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2008

The Blue Fund Group
c/o Citi Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

Telephone: 1-877-490-2583

This Statement of Additional Information is not a prospectus. It is intended to supplement and should be read in conjunction with the Prospectus of The Blue Fund Group (the “Prospectus”), dated April 29, 2008. You may obtain a copy of the Prospectus, free of charge, by writing to The Blue Fund Group, LLC, c/o Citi Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056; by calling the Trust at 1-877-490-2583.

The audited financial statements for the fiscal year ended December 31, 2007 appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request), filed electronically with the Securities Exchange Commission (“SEC”) on March 7, 2008 (File No. 811-21908), are incorporated by reference and made a part of this document.

TABLE OF CONTENTS

FUND HISTORY	1

THE FUND, ITS INVESTMENTS AND RISKS	1

CERTAIN PORTFOLIO SECURITIES	4

INVESTMENT TECHNIQUES	7

INVESTMENT RESTRICTIONS	8

DISCLOSURE OF PORTFOLIO HOLDINGS	10

MANAGEMENT OF THE TRUST	11

DISTRIBUTION PLAN	18

OTHER FUND COSTS	19

TRUST’S CUSTODIAN	19

TRUST’S TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT	19

TRUST’S PRINCIPAL UNDERWRITER	21

TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

TRUST’S LEGAL COUNSEL	21

SHARES OF THE TRUST	21

PURCHASING AND REDEEMING SHARES	23

ADDITIONAL TAX INFORMATION	24

PORTFOLIO TRANSACTIONS	25

PERFORMANCE CALCULATIONS	26

FINANCIAL STATEMENTS	27

APPENDIX 1 – PROXY VOTING POLICY	28

FUND HISTORY

The Blue Fund Group was formed on May 11, 2006 as a Massachusetts Business Trust (the “Trust”). The Blue Fund (the “Fund”) is currently the only series of the Trust. It was designated on August 15, 2006 as The Blue Large Cap Fund.  The Trust changed the name of the Fund to The Blue Fund effective April 23,  2008.  The Trust formerly offered a second fund known as The Blue Small Cap Fund, which was liquidated on April 16, 2008.

THE FUND, ITS INVESTMENTS AND RISKS

The Blue Fund

The Blue Fund is a diversified, open-end, management investment company targeting Democratic consumers. The Blue Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with the Investment Adviser’s proprietary Blue Index, a market-cap weighted portfolio of all companies in the Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) that both “act blue” and “give blue.”

Blue companies are those that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates.  Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.  The progressive values are explained in more detail below.

The Blue Fund invests in blue companies in the S&P 500® in proportion to their weighting in the S&P 500®, subject to requirements regarding concentration of assets of diversified funds. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Companies included in the S&P 500® comprise over 70% of the total market value of all stocks traded in the United States. Each company’s stock is weighted by its market value relative to the total market value of all securities in the S&P 500®.  At least 80% of the securities held by The Blue Fund will be in companies with market capitalizations in excess of $5 billion.

Blue Investment Management, LLC is the Fund’s Investment Adviser. The Investment Adviser does not currently advise any other fund, although in the future it may advise other funds including those that may be additional series of The Blue Fund Group.

The S&P 500® is composed of 500 common stocks, most of which are traded on the New York Stock Exchange (“NYSE”), chosen by Standard & Poor’s Rating Services (“Standard and Poor’s”), a division of The McGraw-Hill Companies, Inc., to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The S&P 500® is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500® does not imply that Standard and Poor’s believes the stock to be an attractive or appropriate investment. The 500 securities represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500® is weighted by its value available in the public markets relative to the total market values of all the stocks in the S&P 500®. Component stocks included in the S&P 500® are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. economy and therefore do not represent the 500 largest companies. As of January 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $710 million to $512 billion. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the S&P 500® may include foreign securities. “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s®, and Standard and Poor’s® makes no representation regarding the advisability of investing in the Fund. Standard & Poor’s® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general stock market performance. To maintain liquidity, the Fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. See “Certain Portfolio Securities” below.

The Blue Index is a market-cap weighted portfolio of all companies in the S&P 500® that both “act blue” and “give blue.” These are companies that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates.  Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

To evaluate whether a company in the S&P 500® “gives blue,” the research team at Blue Investment Management, LLC monitors all political contributions made to candidates and political action committees or Party organizations by the top three senior executives affiliated with the S&P 500® company and by the S&P 500® company itself to political action committees or Party organizations. Only those companies that have given, and whose top three senior executive officers have given, the majority of their political contributions to Democratic candidates and Democratic political action committees over the current and the preceding four election cycles are selected for the Blue Index. The research team at Blue Investment Management, LLC, determines who are the top three senior executive officers at a company based in part on information supplied by Hoover’s, Inc. Blue Investment Management, LLC, is continually updating its database of political contributions, and refreshes the Blue Index at least once per quarter. Additionally, the Investment Adviser confirms no less often than quarterly that there have been no changes in the senior executive officers of the companies included in the Blue Index. Whenever the Investment Adviser becomes aware of a change in senior executive officers at a company included in the Blue Index, the research team at Blue Investment Management, LLC researches the political contributions by any new officers and determines whether the company continues to “give blue.” The Investment Adviser also continually checks companies that are added to the S&P 500® to determine whether they should be added to the Blue Index. Pursuant to the Investment Adviser’s arrangement with Standard & Poor’s Index Solutions, the Investment Adviser is notified whenever a company is added or dropped from the S&P 500®. The research team at the Investment Adviser then evaluates any newly-added companies and determines whether such company is a blue company and as such should be added to the Blue Index. Companies that are dropped from the S&P 500® are removed from the Blue Index as quickly as possible, usually within one week of when the Investment Adviser is notified by Standard & Poor’s that the company is no longer included in the S&P 500®.

To determine whether a company in the S&P 500 ® that “gives blue” also “acts blue,” that is to say, whether its business practices are consistent with the core progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, Blue Investment Management, LLC has entered into a licensing agreement with KLD Research & Analytics, Inc. (“KLD”), an independent investment research firm that evaluates corporate business practices with respect to these criteria.

With respect to the business practices we evaluate, we define environmental sustainability as the absence of  the following concerns:

•	Substantial production of agricultural chemicals, including pesticides;
•	Derivation of substantial revenues (direct or indirect) from the sale of coal or oil and its derivative fuel products;
•	Substantial liabilities for hazardous waste, or recent payment of significant fines or civil penalties for waste management violations;
•	Production of ozone depleting chemicals such as HCFCs, methyl chloroform, methylene chloride, or bromines;
•	Recent payment of substantial fines or civil penalties for, or a pattern of concerns regarding, violations of air, water, or other environmental regulations;

•	Notably high emissions of toxic chemicals into the air or water from individual plants; and
•	Involvement in an environmental concern not specifically covered by the above.

With respect to the business practices we evaluate, we define responsible corporate governance as the absence of the following concerns:
•	Disproportionately high levels of compensation for a CEO or Board member;
•	Ownership (>20%) of another firm that has a negative environmental, social, or governance record;
•
Involvement in concerns on public policy issues and/or a poor record of transparence and accountability concerning its political involvement in state or federal-level U.S. politics or non-U.S. politics;

•	Weak reporting on a wide range of social and environmental performance measures;
•	Involvement in accounting-related concerns; and
•	Involvement in a corporate governance concern not specifically covered by the above.

With respect to the business practices we evaluate, we define positive community participation as the absence of  the following concerns:
•	Recent involvement in major tax disputes involving Federal, state, local or non-U.S. government authorities, or involvement in controversies over tax obligations to the community;
•	Actions resulting in major concerns concerning the quality of life, tax base, or property values in the community;
•	Controversial lending or investment practices; and
•	Involvement in a community-related concern not specifically covered by the above.

With respect to the business practices we evaluate, we define avoidance of harmful products and business practices as the absence of the following concerns:
•	Involvement in a major marketing or contracting controversy or payment of substantial fines or civil penalties relating to advertising practices, consumer fraud, or government contracting;
•	Payment of substantial fines or civil penalties, or other involvement in a major controversy or regulator action, relating to the safety of its products and services;
•
Recent payment of substantial fines or civil penalties for antitrust violations such as price fixing, collusion, or predatory pricing, or involvement  in major controversies or regulatory actions related to antitrust allegations; and

•	Involvement in a human rights concern not specifically covered by the above.

The Blue Fund avoids investing in any company that:
•	Manufactures tobacco products, including cigarettes, cigars, pipe tobacco, and smokeless tobacco products;
•	Licenses its company name or brand name to tobacco products;
•	Derives 15% or more of total revenues from the production and supply of raw materials and other products necessary for the production of tobacco products;
•	Derives 15% or more of total revenues from the distribution (wholesale or retail) or tobacco products; and
•	Owns more than 20% or another company with tobacco involvement.
•	Is engaged in the production of small arms ammunition or firearms including: pistols, revolvers, rifles, shotguns, or sub-machine guns;
•	Derives 15% or more of total revenues from the distribution (wholesale or retail) of firearms and small arms ammunition; and
•	Owns more than 20% of another company with firearms involvement.

With respect to the business practices we evaluate, we define fair treatment of employees as absence of the following concerns:
•	A history of poor union relations;

•	Payment of substantial fines or civil penalties for willful violations of employee health and safety standards, or involvement in other major health and safety controversies;
•	A substantially under-funded defined benefit pension plan or otherwise inadequate retirement benefits program;
•	Recent significant workforce reductions; and
•	Involvement in an employee relations concern not specifically covered by the above.

With respect to the business practices we evaluate, we define diversity in leadership and the workplace as the absence of the following concerns:
•	Payment of substantial fines or civil penalties as a result of diversity-related concern or involvement in other major diversity-related concerns;
•	A complete lack of women or minorities on its Board of Directors or senior line of executives; and
•	Involvement in a diversity concern not specifically covered by the above.

With respect to the business practices we evaluate, we define respect for human rights as the absence of the following concerns:
•	Major recent concerns related to supply chain labor standards;
•	Serious controversies with indigenous peoples (either in or outside of the U.S.) that indicate lack of respect for their sovereignty, land, culture, human rights and/or intellectual property;
•	Operations in or direct sourcing from Burma; and
•	Involvement in a human rights concern not specifically covered by the above.

Researchers at KLD independently determine whether a company’s action or behavior constitutes a concern with respect to any of the core progressive values enumerated above.  Companies that have three or more concerns with respect to any of the core progressive values defined above will fail the social screen for that value and will be excluded from the Blue Index.   Pursuant to the arrangement with KLD, the Investment Adviser has discretion over what screens are used, and what criteria underlie each screen; however, KLD, and not the Investment Adviser, determines whether any specific corporate action rises to the level of a concern.  Which screens are used to determine whether a company “acts blue” may be modified or enhanced from time to time by the Investment Adviser.

The Blue Index currently consists of approximately 75 companies out of the S&P 500® companies, of which over 80% have market capitalizations over $5 billion. The Fund normally invests at least 95% of its total assets in common stock of blue companies included in the S&P 500®.  By investing in these approximately 75 blue companies, The Blue Fund currently invests broadly across the geographic regions of the United States and across sectors. The Blue Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five percent of the value of the total assets of The Blue Fund or more than ten percent of the outstanding voting securities of such issuer.  The Investment Adviser will adjust the weighting given to companies in the Blue Index to ensure that The Blue Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Index may not match exactly the relative weighting in the S&P 500®.

CERTAIN PORTFOLIO SECURITIES

The following information regarding the securities the Fund may purchase supplements and should be read in conjunction with the Fund’s Prospectus.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, Small Business Administration and Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

Repurchase Agreements

The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Fund’s credit guidelines. This technique offers a method of earning income on idle cash. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the Value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund’s credit guidelines.

Commercial Paper

The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Funds will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor’s®, Prime-1 by Moody’s and F1 by Fitch.

Bank Instruments

The Fund may purchase bankers’ acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Fund may also invest in Eurodollar bonds and notes, which are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See “Foreign Securities.”

Foreign Securities

The Fund may, to a limited extent, purchase securities of foreign issuers and may invest in foreign currencies and obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when the Fund’s shareholders may not be able to buy or sell shares of the Fund.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) or by the Manager pursuant to guidelines established by the Board of Trustees. The Board or the Manager will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

Real Estate Investment Trusts

The Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligations, the Fund holding such note might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will only invest in variable amount master demand notes issued by entities that the Investment Adviser considers creditworthy.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.  See “Loans of Fund Securities.”

INVESTMENT TECHNIQUES

The following information regarding the investment techniques of the Fund supplements (as noted) and should be read in conjunction with the Fund’s Prospectus. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

Purchase Procedures

The Fund will generally purchase publicly traded securities at the opening of the applicable market day, and will generally purchase shares  in 100 share lots to avoid odd lots.

When-Issued Securities and Delayed Delivery Transactions

New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. The Fund will segregate permissible assets at least equal at all times to the amount of the Fund’s when-issued and delayed-delivery purchase commitments.

Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV.

When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Borrowing Money

The Fund is permitted to borrow in an amount up to 33⅓% of the value of its total assets. The Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of the Fund’s securities is deemed by the Manager to be disadvantageous. Under a reverse repurchase agreement, the Fund: (1) transfers possession of the Fund’s securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities’ market value; and (2) agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. The Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, borrowings by the Fund generally will be unsecured. These transactions may increase the risk of potential fluctuations in the market value of the Fund’s assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

INVESTMENT RESTRICTIONS

Fundamental. The following limitations have been adopted by the Fund. These fundamental investment limitations may not be changed, without the consent of (a) 67% or more of the shares present at a meeting of shareholders of the Fund duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry).

2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

3. Purchase, with respect to 75% of the Fund’s total assets, securities, of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

7. Purchase or sell commodities.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

Nonfundamental. The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed, without shareholder approval, in compliance with applicable law and regulatory policy.

1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3. The Fund shall not purchase oil, gas or mineral leases.

4. The Fund will not purchase or retain the securities of any issuer if the officers or Trustees of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund’s investment in such securities would exceed 5% of the Fund’s total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

6. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, as amended, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s assets would be invested in warrants, or (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the Fund’s transactions in futures contracts and options.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

If the Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

•
Public disclosure regarding the portfolio securities held by the Fund is made quarterly in the Fund’s Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). These Official Reports are generally available within 60 days of the end of the Fund’s fiscal quarter. Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•	Disclosure regarding the portfolio securities held by the Fund may be made on the Trust’s or the Fund’s website at any time, including earlier than such Official Reports are available.

•
Public disclosure regarding the portfolio securities held by the Fund may also be made, other than in Official Reports, earlier than such Official Reports are available; provided, that disclosure of holdings or of transactions in portfolio securities by the Fund is made on the same basis to all Shareholders of the Fund.

•
These policies relating to disclosure of the Fund’s holdings of portfolio securities do not prohibit disclosure of information to the Investment Adviser or to other service providers of the Fund, which are limited to the Fund’s administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities.

•  The Chief Compliance Officer of the Fund (“CCO”) may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund

(other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Investment Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Investment Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies. Except for an arrangement with Morningstar, Inc. (“Morningstar”), pursuant to which the Fund provides information regarding its portfolio holdings to Morningstar at the same time as such information is reported in quarterly filings with the SEC, the Fund currently has no ongoing arrangements to make available information regarding the Fund’s portfolio securities to any person.

•
The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

MANAGEMENT OF THE TRUST

Board of Trustees and Officers of the Trust

Pursuant to the Trust’s Agreement and Declaration of Trust, the Board of Trustees of the Trust supervises the affairs of the Trust and the Fund as conducted by the Investment Adviser. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Interested Trustees:

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Joseph J. Andrew, 48 3435 Stelzer Road Columbus, OH 43219	Trustee (1)	since inception of the Trust and until a successor is elected and qualified
Partner, Sonnenschein, Nath & Rosenthal LLP, September 2004-Present; Partner, McDermott Will & Emery LLP, February 2003- September 2004; Partner, Cadwalader, Wickersham & Taft LLP, May 2001-February 2003; Chairman, Democratic National Committee, February 1999-May 2001
None

(1) Mr. Andrew is a member of Blue Investment Management, LLC, Investment Adviser to the Fund.

Disinterested Trustees:

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Rachel Kleinfeld, 31 3435 Stelzer Road Columbus, OH 43219	Trustee	since inception of Trust and until a successor is elected and qualified	Director, Truman National Security Project, October 2004-Present; Senior Consultant, Booz Allen Hamilton, September 2002-May 2003;	None
Dmitri Mehlhorn, 36 3435 Stelzer Road Columbus, OH 43219	Trustee	since inception of Trust and until a successor is elected and qualified	Director, Gerson Lehrman Group, October 2003-Present; Counsel, Director of Strategy, O’Melveny & Myers, August 2001-September 2003	None
Paul S. Feinberg, 65 3435 Stelzer Road Columbus, OH 43219	Trustee	since July 17, 2006 and until a successor is elected and qualified	Executive Vice President and General Counsel, CitiStreet Associates LLC, July 1990- December 2005
CitiStreet Associates LLC,
CitiStreet
Equities LLC,
CitiStreet Financial Services LLC,
CitiStreet Funds Management LLC, and CitiStreet Retirement Services LLC, each prior to January 2000 - September 2005

Principal Officers

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Douglas (Buck) Owen, 38	Chief Executive Officer	since February 12, 2008 and until a successor is elected and qualified
Chief Executive Officer, Blue Investment Management, LLC - December 2007 – present; Vice President, Democracy Alliance, October 2005 – July 2006; Vice President of Strategy and Operations, NDN, May 2003 – October 2005

Daniel Adamson, 31 3435 Stelzer Road Columbus, OH 43219	Secretary	since February 12, 2008 and until a successor is elected and qualified
Senior Vice President, Lehman Brothers, September 2007 – present; Secretary, Blue Investment Management, LLC - December 2007 – present; Chief Executive Officer, Blue Investment Management, LLC - February 2006 through January 2008; Consultant, McKinsey & Company - 3 years; Senior Associate, Trireme Partners - one year; University endowment  - one year

Aaron Masek, CPA, 34 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting and Financial Officer	since inception of Trust and until a successor is elected and qualified	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2005 and has been employed by Citi in various other roles since 1997
Eric Phipps, 36 3435 Stelzer Road Columbus, OH 43219	Chief Compliance Officer	since July 17, 2006 and until a successor is elected and qualified
Vice President and Chief Compliance Officer; Citi Fund Services Ohio, Inc. – June 2006 through present; Director - Compliance, Citi Fund Services Ohio, Inc. – December 1995 through October 2004; Staff Accountant, Securities and Exchange Commission – October 2004 through May 2006

Fund Governance

Although the day-to-day operations of the Fund is delegated to the Fund’s Investment Adviser, the Board of Trustees of the Trust has overall responsibility for the management and supervision of the Trust and the Fund. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Fund, including the Fund’s administrator, custodian, transfer agent, principal underwriter and investment adviser.

The Trustees are elected to serve for an indefinite term.

Committees of the Board of Trustees

The Board of Trustees of the Trust has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Disinterested Trustees. Currently, Ms. Kleinfeld and Messrs. Mehlhorn and Feinberg comprise the Audit and Nominating Committees. Mr. Feinberg is chair of the Audit Committee. The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, makes nominations for Independent Trustees of the Trust, reviews committee assignments, monitors the performance of the Funds’ legal counsel, and reviews and makes recommendations regarding Trustee compensation. The Nominating Committee does not have procedures for considering nominees recommended by shareholders. The Nominating Committee did not meet in 2007. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trustee’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trustee’s independent auditors; and acts as liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee met three times in 2007.

Board Considerations in Approving the Investment Advisory Agreement

In approving the investment advisory agreement between the Trust and Blue Investment Management, LLC (the “Investment Adviser”), the Trustees considered a number of factors which they considered material to the Agreement. The Board concluded that the portfolio management and the investment research personnel of the Investment Adviser were knowledgeable about politics, were experienced professionals that would perform their functions in a capable manner and shared the political and social values that the Funds seek to promote. The Trustees considered the research and decision-making processes of the Investment Adviser and the portfolio management, the education, experience and number of advisory and research personnel, and the ability of the Investment Adviser to attract and retain capable research and advisory personnel. The Trustees examined the fees to be paid to the Investment Adviser and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Trustees noted that the Investment Adviser initially would serve as investment adviser only to the Fund, The Blue Small Cap Fund and The Blue Fund, L.P. (a private investment fund, no longer in existence, which invested in companies selected pursuant to the Blue Index), and was not planning to provide investment advisory services to other accounts.  The Trustees sought and received assurances from the Investment Adviser that excessive and improper fall-out benefits or ancillary benefits would not accrue to the Investment Adviser as a result of the Investment Adviser’s relationship with the Trust. The Trustees also received information adequate to assure them of the financial capabilities of the Investment Adviser and that it would have adequate access to the books, records and transactions of the Fund to properly perform its duties. The Trustees did not assign any relative value to the factors it considered. Instead, they considered all such factors, taken as a whole.

Disclosure of Security Ownership by Trustees

As of December 31, 2007, Mr. Feinberg owned between $1 and $10,000 in securities in the Fund.  As of December 31, 2007, Ms. Kleinfeld owned between $1 and $10,000 in securities in the Fund.  As of December 31, 2007, Mr. Andrew, as a joint tenant with Anne Slaughter Andrew, owned between $50,001 and $100,000 in securities in the Fund.  No other Trustee (including his or her immediate family members) owns any securities in the Fund.  No Independent Trustee (including his/her immediate family members) owns any securities in the Investment Adviser, the Principal Underwriter or a related entity.

Trustee Compensation

Interested Trustees and officers of the Fund are not compensated by the Fund. Each Trustee who is not an “interested person” of the Trust received compensation for their services to the Trust in the amount of $15,000 during 2007.   The amounts included in the table below reflect the compensation paid to the Trustees who are not “interested persons” of the Trust for the fiscal year ending December 31, 2007.   In February 2008, such Trustees agreed to a reduction in the amount of their compensation to $1,250 per quarter.  All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds Paid to Directors
Rachel Kleinfeld	$15,000	0	0	$15,000
Dmitri Mehlhorn	$15,000	0	0	$15,000
Paul Feinberg	$15,000	0	0	$15,000

Codes of Ethics

The Board of Trustees of the Trust has approved Codes of Ethics (the "Codes") for the Trust, Investment Adviser and Principal Underwriter. The Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Trust’s Code. Copies of each Code have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at c/o Citi Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583.

The Investment Adviser

Information on the Fund’s Investment Adviser, Blue Investment Management, LLC, 888 16th Street NW, Suite 800, Washington, DC 20006 (the "Investment Adviser"), is set forth in the Prospectus. This section contains additional information concerning the Investment Adviser and the Advisory Agreement between the Investment Adviser and the Trust.

The Advisory Agreement became effective on September 21, 2006 and continues until terminated (a) by either the Investment Adviser or the Trust by not more than sixty days’ written notice or (b) if not specifically approved at least annually by (i) a majority of the trustees or a majority of the shareholders or (ii) a majority of the disinterested Trustees, the Advisory Agreement will terminate upon the expiration of one year from the effective date of the last such continuance or the second anniversary of the contract execution, whichever is later. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to The Blue Fund, the Fund pays to the Investment Adviser a fee, computed daily and paid monthly, equal to the annual rate of 1.00% of the average daily net assets of The Blue Fund. The Investment Adviser has agreed in a separate Fee Waiver and Expense Limitation Agreement to waive a portion of its fee for the first five years of operation of The Blue Fund to the extent necessary to cap overall expenses of such Fund at 1.50%.

After five years, each Fee Waiver and Expense Limitation Agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Trust.

For the fiscal periods ended December 31, 2007 and 2006, The Blue Fund paid advisory fees of $10,165 and $892 respectively.  For the fiscal periods ended December 31, 2007 and 2006, the Investment Adviser waived its investment advisory fees in their entirety.

The Investment Adviser is permitted to be reimbursed for payments of operational expenses made by the Investment Adviser on behalf of the Trust, but not expressly assumed by the Trust. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the

Investment Adviser is entitled to any reimbursement of expenses. Any reimbursement must be made within three years of the month the initial waiver or reimbursement took place.

The Investment Adviser may, in its sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Fund in accordance with such Fund’s investment objective, policies and restrictions as such are set forth in the Prospectus from time to time. The Investment Adviser will provide, through its own efforts, the services under the Advisory Agreement. The Investment Adviser further agrees that it:

(a) will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities;

(b) will place orders pursuant to good faith investment determinations for the Fund either directly with the respective issuers or with appropriate brokers and dealers. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer. Consistent with this obligation, when the Investment Adviser believes two or more brokers or dealers are comparable in price and execution, the Investment Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, (II) brokers who are affiliated with the Trust or Investment Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to the Investment Adviser in principal transactions, and (III) brokers and dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to directed brokerage policies approved by the Board of Trustees designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts; and

(c) will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

Control Persons

Cornwall Equities, LLC (“Cornwall Equities”) owns 35% of the equity of the Investment Adviser.  However, Cornwall Equities does not currently have a voting interest in the Investment Adviser, though it may obtain voting and other consent rights in the future.  A control person of Cornwall Equities is a beneficiary of the Mai Trust (defined below) which is a control person of The Blue Fund.  Cornwall Equities is a private investment entity that owns interests in a variety of private equity investments.

Other Accounts Managed

Neither the Investment Adviser nor the Portfolio Manager is currently responsible for the day-to-day management of any other accounts. The Investment Adviser and the Portfolio Manager may in the future provide day-to-day management to other series of The Blue Fund Group or to unaffiliated funds.

Other Investment Management Activities of the Investment Adviser

The Fund is subject to a number of potential conflicts of interest. The Investment Adviser (or its affiliates) may in the future provide investment management services to other entities, including other funds that are series of The Blue Fund Group. The Investment Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar.

The Investment Adviser and its members, managers, officers and employees will devote as much of their time to the activities of the Fund as the Investment Adviser deems necessary and appropriate. By the terms of the Investment Advisory Agreement, the Investment Adviser and its members, managers, officers, employees, affiliates and associates may, for its or his own account, engage or possess interests in and conduct any business ventures, independently or with others, including without limitation, the ownership, operation and management of other securities ventures and/or companies and other investment related activities whether or not directly or indirectly competitive with the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members, managers, officers and employees of the Investment Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of other advisees of the Investment Adviser. Neither the Fund nor the Fund’s Shareholders shall have any right in and to such independent ventures or the profits derived therefrom.

Portfolio Manager

Compensation

The Portfolio Manager is not currently compensated by the Investment Adviser.  The Chief Executive Officer of the Investment Adviser will review the Portfolio Manager’s compensation annually.  In considering the Portfolio Manager’s compensation, the Chief Executive Officer will review the performance of the Portfolio Manager and the overall financial status of the Investment Adviser.

Other Accounts Managed

The Portfolio Manager is not currently responsible for the day-to-day management of any other account.  The Portfolio Manager may in the future provide day-to-day management to other series of The Blue Fund Group or to unaffiliated funds. The Portfolio Manager will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the Portfolio Manager believes are applicable to that account. Consequently, the Portfolio Manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. The Investment Adviser has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Control Persons and Shareholders Owning in Excess of 5% of the Fund’s Shares

To the Trust’s knowledge, as of March 31, 2008, the following person was a shareholder of record of, or owned beneficially, more than 5% of the outstanding securities of the Fund:

Owner of Record	Address	Ownership Percentage
Mai 2006 GST Exempt Family Trust	137 Old Hyde Extension Weston, CT 06883	91.74%

As of April 1, 2008, the officers and trustees of The Blue Fund, as a group, owned of record approximately 0.94% of the outstanding securities of The Blue Fund.

As a result of its ownership interest in shares of The Blue Fund, the Mai 2006 GST Exempt Family Trust, a trust formed under the laws of the state of Delaware (the “Mai Trust”), may be deemed to be a control person of The Blue Fund.  The Mai Trust’s beneficiaries include a control person of Cornwall Equities, which is a 35% owner of the

 Investment Adviser.  The Mai Trust’s beneficiaries also include several other individuals who are beneficiaries of other trusts that each own an economic interest in Cornwall Equities.

Pursuant to a Voting Agreement entered into between the Trust and the Mai Trust, the Mai Trust has agreed to vote all shares of the Fund owned by it in the same proportion as the vote of all other holders of shares of The Blue Fund, on all matters which may come before the shareholders of The Blue Fund.  Additionally, the Mai Trust has agreed that none of the Mai Trust, Cornwall Equities or any related persons will use any non-public information relating to The Blue Fund (including its holdings) in connection with its investment in The Blue Fund or related transactions (including the puts described below).

The Mai Trust retains the right to submit one or more redemption requests from time to time with respect to its shares of The Blue Fund.  However, if the Mai Trust submits one or more redemption requests within 90 days after its initial investment in The Blue Fund, which occurred on March 19, 2008, the Mai Trust will reimburse The Blue Fund for the portion of the commission costs paid by The Blue Fund to liquidate the securities for the redemption request that would otherwise be borne by shareholders of The Blue Fund other than the Mai Trust.  Such portion of the commission costs will be calculated as follows for any redemption within 90 days after the date of the Mai Trust’s investment:  (a) divided by (b), with the result multiplied by (c), where (a) is The Blue Fund’s net assets attributable to shareholders other than the Mai Trust, (b) is the Funds’ net assets, and (c) is the commission cost related to the sale of assets relating to the payment of the redemption request by the Mai Trust.  The Mai Trust has also agreed that The Blue Fund may pay redemption proceeds within seven calendar days of any redemption order in accordance with Section 22(e) of the 1940 Act, notwithstanding the provision contained in the Prospectus that requires redemption proceeds to be paid within three business days of the redemption order.

Investment decisions for the Mai Trust are made by Bruce Rosenblatt, who serves as one of the trustees of the Mai Trust.  Mr. Rosenblatt may direct the Mai Trust, based on the recommendation of control persons of Cornwall Equities, at any time or from time to time to reduce the downside market risk of the Mai Trust’s investment in The Blue Fund.  Specifically, the Mai Trust may, directly or indirectly, purchase at the money or out of the money puts, individually or as a basket, on up to 35 of the approximately 72 stocks owned by The Blue Fund.  The Mai Trust has stated to the Board of Trustees of the Trust that it does not believe that the purchase of any such puts would have any material adverse effect on the price of the securities held by The Blue Fund, and has agreed that it will not effect any put transactions if it believes that the put transactions are likely to have a material adverse effect on the price of securities held by The Blue Fund.  The Investment Adviser has also stated to the Board of Trustees of the Trust that it does not believe that the purchase of any such puts by the Mai Trust would have any material adverse effect on the price of securities held by The Blue Fund.

DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a distribution and services plan with respect to shares of the Fund (a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in connection with the distribution and promotion of its shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund or the Investment Adviser. The 12b-1 Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund. Un-reimbursed expenses will not be carried over from year to year. The Investment Adviser will likely use payments received under the Plan to compensate the Fund’s principal underwriter and other third parties for their services to the Fund.

The continuance of the 12b-1 Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in each Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance. The 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the 12b-1 Plan of the Fund is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The 12b-1 Plan may not be amended to increase materially the amount to be spent under the 12b-1 Plan without the approval of the shareholders of the Fund. All material amendments to the 12b-1 Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the 12b-1 Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the 12b-1 Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale and less chance of disruption of planned investment strategies. The 12b-1 Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized. While the 12b-1 Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.

OTHER COSTS OF THE FUNDS

The Fund and/or the Investment Adviser may enter into arrangements to compensate certain financial service organizations for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Investment Adviser may use the fees it receives from the Fund’s Rule 12b-1 Plan to pay for these arrangements. The Investment Adviser may also use other of its assets to help pay for distribution activities on behalf of the Fund.

INFORMATION ABOUT THE
TRUST’S CUSTODIAN

The Bank of New York (the "Custodian") serves as custodian of the cash and securities of the Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with the Fund’s transactions and collects all dividends and other distributions made with respect to the Fund’s portfolio securities. The Custodian does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. For services to the Trust, the Trust pays the Custodian a monthly fee based on the daily average gross assets of the Fund. The fee is subject to a monthly minimum amount of One Thousand Five Hundred Dollars ($1,500) for the Fund.  In addition, the Trust pays the Custodian fees in connection with the Fund’s transactions completed by the Custodian, as well as reimbursing the Custodian for expenses incurred by the Custodian. Such fees are in addition to the monthly fee. The Fund is charged by the Trust for its pro rata portion of the amount of the monthly fees and any additional fees and expenses.

Citi Fund Services, Inc. (“CFI”) serves as non-bank trustee/custodian to IRA Accounts offered by the Trust. In this capacity, CFI processes purchases and redemptions for holders of IRA Accounts, processes dividends and capital gain distributions, provides notification of distribution requirements, maintains account holder records, prepares periodic reports and filings and responds to written or telephonic inquires from account holders.  CFI is an affiliate of Citi Fund Services Ohio, Inc., the Trust’s Transfer Agent and Administrator.  Citi Fund Services Ohio, Inc. is compensated for the services provided by CFI pursuant to the Master Services Agreement described below under “Information about the Trust’s Transfer Agent, Administrator and Fund Accountant.”

INFORMATION ABOUT THE
TRUST’S TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

Citi Fund Services Ohio, Inc. (“Citi”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent and, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to a Master Services Agreement with the Trust (in such capacity, the “Transfer Agent”). The Transfer Agent processes shareholder purchase and redemption orders, sets up account information, including address, dividend option, taxpayer identification numbers and wire instructions, issues confirmations in compliance with Rule 10b-10 under the Securities and Exchange Act of 1934, as amended, issues periodic statements for shareholders, processes transfers and exchanges, processes dividend payments, including the purchase of new shares, through dividend reimbursement and performs other shareholder servicing functions. Citi also performs certain administrative tasks for the Fund (in such capacity, the “Trust Administrator”), including conducting relations with custodians, depositories, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and others. The Trust Administrator supervises all aspects of the operations of the Fund except those reserved by the Fund’s Investment Adviser under its advisory agreement with the Trust. The Trust Administrator is responsible for:

1. Calculating contractual expenses of the Fund and making and controlling all disbursements for the Funds, subject to review and approval of an officer of the Fund or other authorized person, including administration of trustee or vendor fees and compensation on behalf of the Trust, as appropriate;

2. Preparing and coordinating the annual and semi-annual reports to the shareholders of the Fund;

3. Monitoring the Fund’s regulatory compliance, including monitoring portfolio compliance, monitoring legislative and regulatory developments pertinent to the Fund, preparing reports to, and filings with, the Securities and Exchange Commission and state Blue Sky authorities, and assisting in the performance of quarterly testing to establish the Fund’s qualification as a regulated investment company for tax purposes; and

4. Maintaining the Fund’s financial records.

In addition, Citi provides certain accounting services to the Funds (in such capacity, the “Fund Accountant”). The Fund Accountant is responsible for:

1. Maintaining the books and records of the Fund pursuant to Rule 31a-1 under the 1940 Act, including journals containing itemized daily records of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits, and general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received;

2. Allocating income and expense and calculating the net asset value per share of each class of shares offered by the Fund, and reviewing and confirming the daily calculations of the net asset values and dividend factors prior to release;

3. Calculating the Fund’s net income, capital gains, dividend payables, dividend factors, periodic yields and weighted average portfolio maturity;

4. Providing reports and coordinating with the independent auditor in connection with the Fund’s annual audit; and

5. Providing monthly unaudited financial statements and accounting information in connection with federal and state tax returns, annual and semi-annual shareholder reports, and regulatory filings with the Securities Exchange Commission.

Citi also provides certain compliance services to the Trust pursuant to a Compliance Services Agreement. Pursuant to this Compliance Services Agreement, Citi assists the Trust in creating, implementing and maintaining written compliance policies and procedures reasonably designed to prevent the Trust from violating the provisions of the Federal securities laws, as required under Rule 38a-1 of the 1940 Act. Also pursuant to this Agreement, Citi agrees to provide an individual acceptable to the Board of Trustees to serve as Chief Compliance Officer for the Fund. For its compliance services, the Trust pays Citi an annual fee for the first year equal to $65,000, plus reimbursement for actual out-of-pocket expenses reasonably incurred in providing services to the Trust. This fee increases by $10,000 per year for years two and three of the agreement.  The Fund will be charged by the Trust for one-half of the amount of the annual fees and any additional fees and expenses.

For services to the Trust, the Trust pays an annual fee to the Transfer Agent based on the number of shareholder accounts and the number of different securities offered by the Fund. In addition, the Trust pays an annual fee, paid monthly, based on the aggregate net assets of the Fund, as determined by valuations made as of the close of each business day of the month, to each of the Trust Administrator and the Accountant. The annual fee owed to the Trust Administrator by The Blue Fund is subject to an annual minimum amount equal to Forty-Five Thousand Dollars

($45,000). The annual fee owed to the Accountant by the Blue Fund is subject to an annual minimum amount of Thirty-Seven Thousand Five Hundred Dollars ($37,500). The Trust is obligated to pay to Citi, on account of services rendered as the Transfer Agent, the Trust Administrator and the Accountant, an aggregate annual fee of at least One Hundred Sixty-Five Thousand Dollars ($165,000). The annual fee does not include fees payable under the Compliance Services Agreement  or reimbursable expenses incurred by Citi or fees for special services that may be necessary during each year.

INFORMATION ABOUT THE
TRUST’S PRINCIPAL UNDERWRITER

Foreside Distribution Services, LP (the “Underwriter”), acts as the principal underwriter and distributor of the Fund’s shares pursuant to a written agreement with the Trust.  The agreement with the Underwriter may be terminated by either party upon 60 days’ prior written notice to the other party.  For providing underwriting services to the Fund, the Underwriter is paid an annual fee, paid monthly, based on the aggregate net assets of the Fund. The minimum annual amount of such fee is Twenty-Five Thousand Dollars ($25,000). The Underwriter may retain certain underwriting concessions from the sale of shares of the Fund. The Fund will be allocated its pro-rata portion of such fees and expenses based on its relative net assets. The Underwriter’s principal address is 100 Summer Street, 15th Floor, Boston, Massachusetts 02110.

INFORMATION ABOUT THE TRUST’S
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, Ohio 44145 has been chosen to serve as the Trust’s independent registered public accounting firm and performed an audit of the Trust’s initial financial statements and the Fund’s financial statements for the fiscal years ending December 31, 2006 and December 31, 2007, respectively, and will perform an audit of the Fund’s financial statements for the fiscal year ending December 31, 2008.

INFORMATION ABOUT THE
TRUST’S LEGAL COUNSEL

Day Pitney LLP, Boston, Massachusetts has passed on certain matters relating to the Trust and serves as legal counsel to the Trust.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust dated May 11, 2006, as amended  by that certain Amendment No. 1 to Agreement and Declaration of Trust, effective August 15, 2006 and that certain Amendment No. 2 to Agreement and Declaration of Trust, effective April 23, 2008 (together, the “Declaration of Trust”). The Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. The fiscal year for the Trust ends on December 31. The Trust operates as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees, without shareholder approval, to divide Trust shares into various series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates. The Trust has established “The Blue Fund” as a separate series of the Trust.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate any series thereof, upon written notice to the shareholders.

Each share of the Fund represents an equal proportionate interest in the Fund. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders. Shareholders of the Trust will vote by series or class, except as otherwise required by the 1940 Act. When the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class, only the Shareholders of that series or class shall be entitled to vote on such matter. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that Series. Shares have no subscription, preemptive or conversion rights. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new or existing series or sub-series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet the obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which it shall been finally adjudicated that such person is liable to the Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Privacy Policy

The Board of Trustees of the Trust has approved a privacy policy governing the types of information that may be disclosed about your account and the parties to whom, and the conditions under which, such disclosures may be made. Protecting your personal information is a priority for the Trust and the Trust’s privacy policy has been designed to support this objective. The Fund may collect non-public personal information from you in the following ways:

•	From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent;

•	From information arising from your investment in the Fund and the subsequent transaction history; and

•	From third parties.

The Trust requires its service providers to utilize electronic, procedural, and physical controls in keeping with industry standards and procedures to guard nonpublic personal information. The Trust also requires its service providers to maintain policies and procedures designed to assure that only appropriate access to, and use of such information.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Investment Adviser and Trust Administrator to provide investment advisory, administrative, and other services, and the Fund may disclose information about you or information that you have provided to the Fund or the Investment Adviser in connection with the Investment Adviser’s  and Trust Administrator's responsibilities to the Fund. A copy of the Trust’s Privacy Policy will be delivered to you along with confirmation of your initial investment in the Fund and at least annually thereafter. A copy will also be sent to you, free of charge, at your request by writing to the Trust c/o Citi Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583.

Proxy Voting Procedures

Subject to the Board of Trustees’ continuing oversight, the Board of Trustees of the Trust has delegated to the Investment Adviser the authority to vote proxies of shares held in the Fund’s portfolios.  The Investment Adviser has engaged the firm of JMR Financial to manage proxy voting for the Fund. The Investment Adviser has approved proxy voting procedures for the Fund. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Copies of the procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the procedures and the Fund’s proxy voting record can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust c/o Citi Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583. A copy of the Trust’s Proxy Voting Procedures is also attached to this SAI as Appendix 1.

ADDITIONAL INFORMATION ABOUT
PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund’s shares will be made at the Fund’s net asset value (NAV). The Fund’s NAV is determined on days on which the New York Stock Exchange (NYSE) is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Investment Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

In general, securities for which market quotations are not readily available include an security that is deemed “illiquid,” such as restricted securities that are not eligible for resale pursuant to Rule 144A, repurchase agreements or time deposits maturing in more than seven days, as well as other thinly traded securities, or securities whose primary trading market does not open for an entire trading day, securities whose value has been materially affected by a significant event, securities whose trading has been suspended, whose price has become stale, or for which there is no currently available accurate price. The Fund will use fair value pricing with respect to foreign securities when the closing price of such security on the foreign exchange or other principal market on which it is traded is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of the NAV calculations. An example of such an event is a movement in the U.S. equity markets. Fair value pricing involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security and this could negatively affect the Fund’s NAV.

The Fund is open for business on each day that the NYSE is open. The Fund’s share price or NAV is normally determined as of 4:00 p.m., Eastern Time. The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. The Fund’s liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other qualifications, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify its corporate shareholders annually of the percentage of the Fund’s dividends that qualifies for the dividends-received deduction.

A portion of the Fund’s dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each of its shareholders a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

INFORMATION ABOUT
PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Investment Adviser. The Fund does not have an internal trading desk facility and therefore the Fund will use outside brokers to place purchase and sale orders for portfolio securities. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer.

The Investment Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Investment Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Investment Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Investment Adviser may feel that better prices are available from non principal market makers who are paid commissions directly.

The Investment Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of another advisory client, including a partnership or private account where principals and employees of the Investment Adviser have an interest, for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Investment Adviser allocates the trade among the Fund and its other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Investment Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Investment Adviser to be fair and reasonable to the Fund and any other accounts involved. Since the Fund’s objectives will differ at times from those of other advisory clients and from each other, the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients.

Personal Trading by the Portfolio Managers and Other Insiders

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Investment Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Trust and/or the Investment Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

INFORMATION ABOUT
PERFORMANCE CALCULATIONS

From time to time the Fund may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in the Fund’s shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)^[n] = ERV

Where: P = a hypothetical initial investment of $1000
T = average annual total return
n = number of years
ERV = ending redeemable value of shares at the end of the period

From time to time the Fund may also quote “Average Annual Total Return (After Taxes on Distributions)” for specified time periods of 1, 5 and 10 year intervals.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P(1+T)^[n] = ATV[D]

Where: P = a hypothetical initial investment of $1000
T = average annual total return (after taxes on distributions)
n = number of years
ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year period at the end of the 1-,
5-, or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

Yield =2[(A - B/CD + 1)^6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals the average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, the Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, or that of another service.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2007, including the report of Cohen Audit Fund Services, Ltd.,  appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request), filed electronically with the SEC on March 7, 2008 (File No. 811-21908), are incorporated by reference and made a part of this document.

APPENDIX 1

PROXY VOTING POLICY
OF
THE BLUE FUND GROUP

PREFACE

The Blue Fund Group (the “Trust”) is registered with the Securities and Exchange Commission ( the "Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Trust’s affairs are generally managed by its Board of Trustees (the “Board”). The Board has delegated to the Investment Adviser the responsibility for voting all proxies related to securities held in the Fund’s investment portfolio. The Investment Adviser, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust’s shareholders. The Board or the Investment Adviser as its designated agent, consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, the Board or the Investment Adviser as its designated agent will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1. General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various social and economic impacts such item may have on the Fund’s stated investment objectives. The Board or the Investment Adviser as its designated agent will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust’s shareholder value or core progressive values as determined by the Board or the Investment Adviser as its designated agent. The Board or the Investment Adviser as its designated agent will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust’s shareholders and the Fund’s mission.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or the Investment Adviser as its designated agent will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or the Investment Adviser as its designated agent will consider the following factors in deciding how to vote proxies relating to director elections:

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or the Investment Adviser as its designated agent votes to re-elect the director(s). The Board or the Investment Adviser as its designated agent will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•
Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board and the Investment Adviser believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

•
Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to the Board or the Investment Adviser as its designated agent’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or the Investment Adviser as its designated agent will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or the Investment Adviser as its designated agent will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent shall consider, without limitation, the following factors:

i. Corporate Defenses. Although the Board or the Investment Adviser as its designated agent will review each proposal on a case-by-case basis, the Board or the Investment Adviser as its designated agent will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or the Investment Adviser as its designated agent will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or the Investment Adviser as its designated agent will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or the Investment Adviser as its designated agent will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or the Investment Adviser as its designated agent will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or the Investment Adviser as its designated agent will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or the Investment Adviser as its designated agent will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Board or the Investment Adviser as its designated agent generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or the Investment Adviser as its designated agent is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that best represent the long-term financial interest of the applicable Fund’s shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or the Investment Adviser as its designated agent will consider the following factors:

•
Whether the proposal is consistent with the core progressive values, including environmental sustainability, responsible corporate governance, positive community participation, avoidance of harmful products, including tobacco and firearms, and harmful business practices, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad;

•	The percentage of assets of the company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the company has already dealt with the issue in some other appropriate way; and

•	What other blue companies have done in response to the issue.

The Board will support shareholder proposals that seek to create good corporate citizenship. The Board or the

 Investment Adviser as its designated agent will evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain a blue company. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that promote core progressive values as determined by the Board or the Investment Adviser as its designated agent.

PROXY VOTING PROCEDURES
OF
BLUE INVESTMENT MANAGEMENT, LLC

1. The Proxy Voting Officer

The Investment Adviser hereby designates the Portfolio Manager as the person responsible for voting all proxies relating to securities held in the Funds’ accounts (the “Proxy Voting Officer”). The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a Fund’s shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2. Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of a Fund’s shareholders on one hand, and those of a Trustee, Officer, Investment Adviser, Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include, but are not limited to, situations where:

•	an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of a Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3. Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by each Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4. Responding to A Fund’s Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make each Fund’s proxy voting record available to any shareholder of such Fund who may wish to review such record through the Fund's website. The Funds’ website shall notify shareholders of the Funds that the Funds’ proxy voting record and a copy of this Policy are available, without charge, to the shareholders by calling the Funds’ toll-free number as listed in its current prospectus. The Funds shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5. Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•	copies of all proxy solicitations received by the Funds, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Funds in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

PART C
OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation –

Agreement & Declaration of Trust, dated May 11, 2006. *

Amendment No. 1 to Agreement and Declaration of Trust, dated August 15, 2006. **

Amendment No. 2 to Agreement and Declaration of Trust, dated April 23, 2008. ****

(b) By-Laws-- By-Laws of The Blue Fund Group, dated May 16, 2006.*

(c) Instruments Defining Rights of Security Holders-- Reference is made to the Trust’s Agreement & Declaration of Trust, as amended by that certain Amendment No. 1 to Agreement and Declaration of Trust and that certain Amendment No. 2 to Agreement and Declaration of Trust. *, **,****

(d) Investment Advisory Contracts--

Management Agreement between Registrant & Blue Investment Management, LLC. **

Fee Waiver and Expense Limitation Agreement between Registrant & Blue Investment Management, LLC. **

(e) Underwriting Contracts – Distribution Agreement between Registrant and Foreside Distribution Services, LP dated as of August 1, 2007.***

(f) Bonus or Profit Sharing Contracts-- None

(g) Custodian Agreements-- Custody Agreement between Registrant and Bank of New York. **

(h) Other Material Contracts--

Master Services Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) **

Compliance Services Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) **

Voting Agreement between the Trust and the Mai Trust, dated as of March 14, 2008.***

(i) Legal Opinion & Consent-- Legal Opinion of Day, Berry & Howard LLP. **

(j) Other Opinions—

Consent of Independent Registered Public Accountant. ****

(k) Omitted Financial Statements-- not applicable.

(l) Initial Capital Agreements. **

(m) Rule 12b-1 Plan. **

(n) Rule 18f-3 Plan-- None

(o) Reserved-- Not Applicable

(p) Codes Of Ethics--

Amended and Restated Code of Ethics of The Blue Fund.***
Code of Ethics of Blue Investment Management, LLC, the Investment Adviser. **
Code of Ethics of Foreside Fund Services LP, the Principal Underwriter.***

*  Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 811-21908 and 333-134979), filed with the Securities and Exchange Commission on June 13, 2006.

**  Incorporated by reference to the Registrant's Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 811-21908 and 333-134979), filed with the Securities and Exchange Commission on August 23, 2006.

*** Incorporated by reference to the Registrant’s Amendment No. 3 to Registration Statement on Form N-1A (File Nos. 811-21908 and 333-134979), filed with the Securities and Exchange Commission on April 4, 2008.

**** Incorporated by reference to the Registrant’s Amendment No. 4 to Registration Statement on Form N-1A (File Nos. 811-21908 and 333-134979), filed with the Securities and Exchange Commission on April 23, 2008.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Trust.

ITEM 25. INDEMNIFICATION

(a) General. The Trust’s Agreement and Declaration of Trust and By-Laws provide that no Trustee or officer of the Trust shall be personally liable to the Trust or the holders of shares for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and each Trustee and officer shall be indemnified by the Trust; provided, however, that nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) Disabling Conduct. No Trustee or officer shall be protected against any liability to the Trust or its shareholders if such Trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

(c) Expenses. Expenses, including counsel fees so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Trustee will be found entitled to indemnification under this Declaration of Trust.

(d) Insurance. To the fullest extent permitted by law and the 1940 Act, the Trust may purchase and maintain insurance on behalf of any officer or Trustee of the Trust, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Trust would have the power to indemnify him or her against such liability.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the Prospectus, generally and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITER

Foreside Distribution Services, LP (the “Underwriter”), is underwriter and distributor for Registrant. As such, the Underwriter offers shares of the Fund only upon orders received therefor. The Fund continuously offers shares.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

American Independence Funds
The Bjurman, Barry Funds
Capital One Funds
Commonwealth International Series Trust
The Coventry Group
Coventry Funds Trust (formerly Variable Insurance Funds)
First Focus Funds, Inc.
GMO Trust
HSBC Adviser Funds Trust
HSBC Investor Funds
Lou Holland Trust
Pacific Capital (including CATS and Hawaiian Trust)
Paypal (x.com)
RMR Series Trust
STI Classic Funds
STI Classic Variable Insurance Funds
The 3800 Fund
The Blue Fund Group
Vintage Mutual Funds, Inc.

The Underwriter is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The Underwriters’ main address is 3435 Stelzer Road, Columbus, Ohio 43219.  The Underwriter is an indirect wholly-owned subsidiary of Foreside Distributors, LLC.

(b) The Directors and Officers of The Underwriter are as follows:

Name	Address	Position with Underwriter

Mark S. Redman	3435 Stelzer Rd., Columbus, OH 43219	President and Director
Elliott S. Dobin	100 Summer St., Boston, MA 02110	Secretary
Andrew H. Byer	3435 Stelzer Rd., Columbus, OH 43219	Chief Compliance Officer
Linda C. Carley	100 Summer St., Boston, MA 43219	Co-Chief Compliance Officer
Wayne A. Rose	100 Summer St., Boston, MA 43219	Assistant Chief Compliance Officer
James E. (Ed) Pike	3435 Stelzer Rd., Columbus, OH 43219	Financial and Operations Principal

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All account books and records not normally held by the Custodian to the Registrant, are held by the Registrant, in the offices of Citi Fund Services Ohio, Inc., Fund Administrator and Transfer Agent to the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, by the Investment Adviser to the Registrant, Blue Investment Management, LLC, 888 16th Street NW, Suite 800, Washington, DC 20006, or by the Chief Executive Officer of the Investment Adviser at 2009 Wyoming Avenue NW, Unit C, Washington, DC 20009.

ITEM 29. MANAGEMENT SERVICES

The substantive provisions of the agreements between the Registrant and the Investment Adviser, Principal Underwriter and Transfer Agent, Custodian and Administrator are discussed in Part B hereof.

ITEM 30. UNDERTAKINGS

Registrant undertakes to comply with section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Washington, D.C. on the 29th day of April, 2008.

The Blue Fund Group

/s/ Buck Owen

------------------
By: Douglas (Buck) Owen
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated by signing below.

/s/ Buck Owen Douglas (Buck) Owen	Principal Executive Officer	April 29, 2008
*Aaron Masek	Principal Financial Officer	April 29, 2008
*Dmitri Mehlhorn	Trustee	April 29, 2008
*Joseph J. Andrew	Trustee	April 29, 2008
*Rachel Kleinfeld	Trustee	April 29, 2008
*Paul S. Feinberg	Trustee	April 29, 2008

*Douglas (Buck) Owen, by signing his name hereto, does hereby sign this document on behalf of each of the above-named trustees and officers of The Blue Fund Group pursuant to the power of attorney duly executed by such  persons.